Exhibit 10.26

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

This document is an English translation of a document prepared in German. In preparing this document, an attempt has been made to translate as literally as possible without jeopardizing the overall continuity of the text. Inevitably, however, differences may occur in translation and if they do, the German text will govern by law.

In this translation, German legal concepts are expressed in English terms and not in their original German terms. The concepts concerned may not be identical to concepts described by the English terms as such terms may be understood under the laws of other jurisdictions.

Addendum no. 1

of lease agreement for commercial premises from 17.08.2011

between

As landlord:

Wolfram Richter

Kupferbergterrasse 15, 17-19

55116 Mainz

Tel.: [***]; fax: [***]

Tax number of the landlord: [***]

As tenant:

BioNTech AG

Represented by the director [***] (with German business degree)

Hölderlinstraße 8

D-55131 Mainz

registered in the commercial register of County Court Mainz, register number: HRB 41865 concerning the office areas on 3rd floor (attic floor) of front building, approx. 244 m2.

The late completion of the expansion means that the above-mentioned office facilities could not be taken over on 01.10.2011 according to the agreement in section 5 of the lease agreement from 17.08.2011 for commercial premises. This area was not ready for the tenant to move in until 01.11.2011.

The parties therefore complete the following agreement to apply retrospectively from 01.10.2011:

The lease agreement concerning the office areas on the 3rd floor (attic floor), approx. 244 m2 starts on 01.11.2011. The end of the lease agreement for this office area remains unchanged as 31.08.2013.

All other provisions of the lease agreement from 17.08.2011 continue to apply unchanged.

The rent paid by the tenant in excess for the month of October 2011 for the office area on the 3rd floor of € [***] gross will be offset against the rent for the month of November 2011.

Signature and stamp of the landlord

Mainz, on [pp. signature]

Signature and stamp of the tenant,

Michael Kring, director of BioNTech AG

Mainz, on 17.02.12 [signature]